UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2014 (March 20, 2014)

NANOSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2014 Nanosphere, Inc. (the “Company”) plans to host an investor day in New York City at 8:00 a.m. EDT that will be accessible by webcast through the Company’s website at www.nanosphere.us.

A copy of the Company’s presentation materials that will be presented to investors has been posted to the Company’s website and is furnished herewith as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibit furnished herewith, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including information about the Company’s plans and expectations regarding its strategy, future operations, future financial position, future net sales, projected expenses, products’ placements, performance and acceptance, prospects and plans and management’s objectives, as well as the growth of the overall market for its products in general and certain products in particular and the relative performance of other market participants.

The forward-looking statements reflect the Company’s current views about future events and are based on assumptions and subject to risks and uncertainties. Actual events or results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including those listed on page two of Exhibit 99.1 and incorporated by reference herein. The forward-looking statements represent our estimates and assumptions only as of the date hereof. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

(Registrant)

By:	/s/ J. Roger Moody, Jr.
J. Roger Moody, Jr.
Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary

Date: March 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation.